Exhibit 99.1

STANDBY PURCHASE AGREEMENT

This STANDBY PURCHASE AGREEMENT (this “Agreement”), dated as of December 31, 2015, is by and between Empire Resorts, Inc. (the “Company”), a Delaware corporation, and Kien Huat Realty III Ltd., a corporation organized under the laws of the Isle of Man (the “Standby Purchaser”).

WITNESSETH:

WHEREAS, the Company proposes to commence an offering (the “Rights Offering”) to holders of record of its common stock (the “Common Stock”) and Series B Preferred Stock (the “Series B Preferred Stock” and, together with the Common Stock, the “Equity Stock”) as of 5:00 p.m. on January 4, 2016, or such other date that may be selected by the Company (the “Record Date”), of rights (the “Rights”) to subscribe for and purchase up to an aggregate of 20,138,888 shares of Common Stock (the “Shares”) at a subscription price of $14.40 per Share (the “Subscription Price”);

WHEREAS, pursuant to the Rights Offering, the Company will grant to each of its Equity Stock holders as of the Record Date, at no charge, one Right for each 0.4748644 shares of Common Stock held, or into which the Series B Preferred Stock is convertible, by such Equity Stock holder as of the Record Date (the “Basic Subscription Privilege”);

WHEREAS, each holder of a Right (a “Right Holder”) who exercises in full its Basic Subscription Privilege will be entitled to subscribe for additional shares of Common Stock to the extent they are available, at the Subscription Price (the “Over-Subscription Privilege” and, together with the Basic Subscription Privilege, the “Subscription Privileges”) in proportion to the number of shares of Common Stock that may be acquired upon the exercise of Rights held by and/or acquired by such Right Holder relative to the number of shares of Common Stock that may be acquired by all Right Holders exercising the Over-Subscription Privilege;

WHEREAS, the offering of Rights and Shares pursuant to the Subscription Privileges granted to Equity Holders other than the Standby Purchaser shall be made pursuant to the Registration Statement (as defined below) and such Rights shall be transferable; and whereas the offering of Rights and Shares pursuant to the Basic Subscription Privilege granted to the Standby Purchaser shall be made in reliance on an exemption from the registration requirements of the Securities Act (as defined below) and the Rights granted to the Standby Purchaser shall not be transferable;

WHEREAS, in order to facilitate the Rights Offering, the Company has requested the Standby Purchaser agree, and the Standby Purchaser has agreed, to exercise in full its Basic Subscription Privilege and, in lieu of exercising its Over-Subscription Privilege, to exercise all Rights not otherwise exercised by the Right Holders pursuant to their respective Subscription Privileges to purchase Shares from the Company at the Subscription Price (pursuant to the Standby Purchase Commitment in Section 3 below), for an aggregate amount not to exceed $290,000,000, upon the terms and conditions set forth herein (the “Standby Offering”); and

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Certain Other Definitions. The following terms used herein shall have the meanings set forth below:

“Affiliate” shall mean an affiliate (as defined in Rule 12b-2 under the Exchange Act) of such Standby Purchaser; provided that the Standby Purchaser or any of its affiliates exercises investment authority with respect to such affiliate, including, without limitation, voting and dispositive rights with respect to such affiliate.

“Agreement” shall have the meaning set forth in the preamble hereof.

“Backstop Fee” shall have the meaning set forth in Section 3(c) hereof.

“Basic Subscription Privilege” shall have the meaning set forth in the recitals hereof.

“Business Day” shall mean any day that is not a Saturday, a Sunday or a day on which banks are generally closed in the State of New York, Singapore or Malaysia.

“Commission” shall mean the United States Securities and Exchange Commission, or any successor agency thereto.

“Common Stock” shall have the meaning set forth in the recitals hereof.

“Company” shall have the meaning set forth in the preamble hereof.

“Equity Stock” shall have the meaning set forth in the recitals hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Indemnified Person” shall have the meaning set forth in Section 7(h)(i) hereof.

“KH Basic Rights Purchase” shall mean the KH First Tranche Basic Rights Purchase and the KH Second Tranche Basic Rights Purchase.

“KH First Tranche Basic Rights Closing” shall mean the closing of the KH First Tranche Basic Rights Purchase as described in Section 2(b) hereof, which shall be held at the offices of the Subscription Agent at 11:00 a.m., New York City time, on the KH First Tranche Basic Rights Closing Date or at such other place and time as shall be agreed upon by the parties hereto.

“KH First Tranche Basic Rights Closing Date” shall mean the date of the KH First Tranche Basic Rights Closing, which shall be no later than ten (10) days after the commencement of the Rights Offering.

“KH First Tranche Basic Rights Payment” shall mean shall have the meaning set forth in Section 2(b) hereof.

“KH First Tranche Basic Rights Purchase” shall have the meaning set forth in Section 2(a) hereof.

“KH Second Tranche Basic Rights Closing” shall mean the closing of the KH Second Tranche Basic Rights Purchase as described in Section 2(c) hereof, which shall occur in conformance with the Subscription Agent’s procedures for the closing of the Rights Offering.

“KH Second Tranche Basic Rights Exercise Date” shall have the meaning set forth in Section 2(c) hereof.

“KH Second Tranche Basic Rights Payment” shall have the meaning set forth in Section 2(c) hereof.

“KH Second Tranche Basic Rights Purchase” shall have the meaning set forth in Section 2(a) hereof.

“Material Adverse Effect” shall mean the occurrence, either individually or in the aggregate, of any material adverse effect on the earnings, business, management, properties, assets, rights, operations or condition (financial or otherwise) of the Company and of the Subsidiaries taken as a whole.

“Measurement Date” shall mean the KH First Tranche Basic Rights Closing Date, the KH Second Tranche Basic Rights Exercise Date and the Standby Offering Closing Date.

“Over-Subscription Privilege” shall have the meaning set forth in the recitals hereof.

“Person” shall mean an individual, corporation, partnership, association, joint stock company, limited liability company, joint venture, trust, governmental entity, unincorporated organization or other legal entity.

“Prospectus” shall mean the final Prospectus, including any information relating to the offer and sale of the Rights and Shares, including the offer and sale of the Rights and Shares to the Standby Purchaser, that is filed with the Commission pursuant to Rule 424(b) and deemed by virtue of Rule 430A of the Securities Act to be part of such Registration Statement, each as amended, for use in connection with the offer and sale of such securities.

“Record Date” shall have the meaning set forth in the recitals hereof.

“Registration Statement” shall mean the Company’s Registration Statement on Form S-3 initially submitted to the Commission on February 3, 2014, as amended, together with all exhibits thereto and the Prospectus, any prospectus supplement and any issuer free writing prospectus as defined in Rule 433 of the Securities Act, relating to the offer and sale of Rights and Shares in the Rights Offering, other than the offer and sale of the Rights and Shares to the Standby Purchaser in the KH Basic Rights Purchase, which offer and sale is made based on an exemption from registration under Section 4(a)(2) of the Securities Act, pursuant to which the offer and sale of such securities have been registered pursuant to the Securities Act.

“Rights” shall have the meaning set forth in the recitals hereof.

“Rights Offering” shall have the meaning set forth in the recitals hereof.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Series B Preferred Stock” shall have the meaning set forth in the recitals hereof.

“Shares” shall have the meaning set forth in the recitals hereof.

“Subscription Privileges” shall have the meaning set forth in the recitals hereof.

“Standby Offering Closing” shall mean the closing of the Standby Offering as described in Section 3 hereof, which shall occur no more than five (5) Business Days after completion of the Rights Offering.

“Standby Offering Closing Date” shall mean the date of the Standby Offering Closing.

“Standby Offering” shall have the meaning set forth in the recitals hereof.

“Standby Offering Payment” shall mean set forth in Section 3(b) hereof.

“Standby Purchaser” shall mean the standby purchaser named in the recitals hereof.

“Subscription Price” shall have the meaning set forth in the recitals hereof.

“Subsidiary” or “Subsidiaries” shall mean any direct or indirect subsidiary of the Company.

Section 2. Rights Exercise Commitment.

(a) The Standby Purchaser hereby agrees to exercise its Basic Subscription Privilege as follows: the Standby Purchaser shall exercise its Basic Subscription Privilege to acquire (i) 2,083,333 Shares (for an aggregate Subscription Price of $29,999,995.20) within ten (10) days of the commencement of the Rights Offering (the “KH First Tranche Basic Rights Purchase”) and (ii) the remaining 11,053,484 Shares (for an aggregate Subscription Price of $159,170,169.60) on or prior to the expiration of the Rights Offering (the “KH Second Tranche Basic Rights Purchase” and, together with the KH First Tranche Basic Rights Purchase, the “KH Basic Rights Purchase”).

(b) Pursuant to the procedures set forth in Section 6(a), payment for the KH First Tranche Basic Rights Purchase (the “KH First Tranche Basic Rights Payment”) shall be made to the Subscription Agent by the Standby Purchaser in United States dollars by means of certified or cashier’s checks, bank drafts, money orders or wire transfers in an amount equal to the Subscription Price multiplied by the number of Shares purchased by the Standby Purchaser pursuant to the KH First Tranche Basic Rights Purchase.

(c) Pursuant to the procedures set forth in Section 6(b), payment for the KH Second Tranche Basic Rights Purchase (the “KH Second Tranche Basic Rights Payment”) shall be made to the Subscription Agent by the Standby Purchaser in United States dollars by means of certified or cashier’s checks, bank drafts, money orders or wire transfers in an amount equal to the Subscription Price multiplied by the number of Shares purchased by the Standby Purchase pursuant to the KH Second Tranche Basic Rights Purchase.

Section 3. Standby Purchase Commitment.

(a) The Standby Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to the Standby Purchaser, at the Subscription Price, Shares in the Standby Offering, if and only to the extent that such Shares are available after the exercise of the Subscription Privileges by each Right Holder in the Rights Offering (including the KH Basic Rights Purchase).

(b) Subject to Sections 3(c) and pursuant to the procedures set forth in Section 6(b), payment for the Standby Offering shall be made to the Company by the Standby Purchaser in United States dollars by means of certified or cashier’s checks, bank drafts, money orders or wire transfers in an amount equal to the Subscription Price multiplied by the number of Shares purchased by the Standby Purchaser pursuant to the Standby Offering (the “Standby Offering Payment”).

(c) On the Standby Offering Closing Date, the Company hereby agrees to pay the Standby Purchaser a fee in an amount equal to $1.45 million (the “Backstop Fee”).

Section 4. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Standby Purchaser as follows:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted.

(b) The Company has the requisite power and authority to enter into this Agreement and to perform and consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a binding obligation of the Company enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

(c) Prior to commencement of the Rights Offering, the Registration Statement will have been declared effective by the Commission and no stop order will have been issued with respect thereto and no proceedings therefore will have been initiated or, to the knowledge of the Company, threatened by the Commission, and any request on the part of the Commission for additional information will have been complied with. On the effective date of the Registration Statement and each Measurement Date, the Registration Statement will comply in all material respects with the requirements of the Securities Act and the Exchange Act and (i) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) will not include an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with the information furnished to the Company in writing by the Standby Purchaser expressly for use in the Registration Statement or in the Prospectus pursuant to Section 7(c) below.

(d) All of the Shares issued in the Rights Offering (including the KH Basic Rights Purchase) and the Standby Offering will have been duly authorized for issuance prior to the date hereof, and, when issued and distributed as set forth herein and/or in the Prospectus, will be validly issued, fully paid and non-assessable; and none of the Shares issued in the Rights Offering (including the KH Basic Rights Purchase) and the Standby Offering will have been issued in violation of the preemptive rights of any security holders of the Company arising as a matter of law or under or pursuant to the Company’s Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws, or any material agreement or instrument to which the Company is a party or by which it is bound.

(e) Neither the Company nor any Subsidiary is in violation of its organizational documents or in default under any material agreement, indenture or instrument to which the Company or any Subsidiary is a party, the effect of which violation or default would reasonably be expected to have a Material Adverse Effect, and the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with, or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any Subsidiary pursuant to the terms of any material agreement, indenture or instrument to which the Company or any Subsidiary is a party which lien, charge or encumbrance would reasonably be expected to have a Material Adverse Effect, or result in a violation of the organizational documents of the Company or any Subsidiary or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any Subsidiary or any of their property; and, except as required by the Securities Act, the Exchange Act, and applicable state securities law, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement.

(f) The Company and the Subsidiaries have taken all actions necessary to ensure that the transactions contemplated by this Agreement, individually or in the aggregate, shall not give rise to a change in control under, or result in the breach or the violation of, or the acceleration of any right under, or result in any additional rights, or the triggering of any rights of first refusal, preferential purchase or similar rights with respect to any securities of the Company or any Subsidiary, anti-dilution adjustment under any contract or agreement to which the Company or any Subsidiary is a party, including, without limitation, any employment agreement or employee benefit plan of the Company or any Subsidiary. Such actions may include, without limitation, having any such contracts or agreements or rights granted under any such contract or agreement waived in writing or amended prior to the applicable Closing.

(g) The Company’s Board of Directors have approved this Agreement and the transactions contemplated by this Agreement to the extent required by the laws, regulations and policies of the State of Delaware and the Nasdaq Global Market, and such laws, regulations and policies do not require that the Company’s stockholders approve the Agreement and the transactions contemplated by the Agreement.

Section 5. Representations and Warranties of the Standby Purchaser. The Standby Purchaser represents and warrants to, and agrees with, the Company as follows:

(a) The Standby Purchaser has the relevant entity power and authority to perform its obligations under this Agreement.

(b) The Standby Purchaser is acquiring the Shares for its own account, with the intention of holding the Shares for investment and with no present intention of participating, directly or indirectly, in a distribution of the Shares. The Standby Purchaser did not enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502 of Regulation D under the Securities Act.

(c) The Standby Purchaser is familiar with the business in which the Company is engaged, and based upon its knowledge and experience in financial and business matters, it is familiar with the investments of the type that it is undertaking to purchase; it is fully aware of the problems and risks involved in making an investment of this type; and it is capable of evaluating the merits and risks of this investment. The Standby Purchaser acknowledges that, prior to executing this Agreement, it has had the opportunity to ask questions of and receive answers or obtain additional information from a representative of the Company concerning the financial and other affairs of the Company.

(d) This Agreement has been duly and validly executed and delivered by such Standby Purchaser and constitutes a binding obligation of the Standby Purchaser enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

(e) The Standby Purchaser understands that the Shares purchased by the Standby Purchaser upon exercise of the KH Basic Rights Purchase are being offered in a transaction not involving a public offering within the meaning of the Securities Act. The Standby Purchaser understands the Shares are “restricted securities” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold except pursuant to an exemption from the registration requirements of the Securities Act or pursuant to a registration statement under the Securities Act. Further, the following legends (or similar language) shall be placed on such certificate(s) representing the Shares:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

Section 6. Deliveries at Closing.

(a) At the KH First Tranche Basic Rights Closing, the Standby Purchaser shall deliver to the Subscription Agent the applicable Subscription Price of the KH First Tranche Basic Rights Purchase and the Company shall deliver to the Standby Purchaser a certificate or certificates representing the Shares issued to the Standby Purchaser pursuant to such KH First Tranche Basic Rights Purchase.

(b) On the KH Second Tranche Basic Rights Exercise Date, the Standby Purchaser shall deliver to the Subscription Agent the applicable Subscription Price of the KH Second Tranche Basic Rights Purchase. In conformance with the Subscription Agent’s procedures for closing the Rights Offering, the Company shall deliver to the Standby Purchaser a certificate or certificates representing the Shares issued to the Standby Purchaser pursuant to the KH Second Tranche Basic Rights Purchase.

(c) At the Standby Offering Closing, the Standby Purchaser shall deliver to the Company the Standby Offering Payment, less the Backstop Fee, and the Company shall deliver to the Standby Purchaser a certificate or certificates representing the Shares issued to the Standby Purchaser pursuant to the Standby Offering.

Section 7. Covenants.

(a) Covenants. The Company agrees and covenants with the Standby Purchaser, between the date hereof and the earlier of the Standby Offering Closing Date or the effective date of any termination pursuant to Section 9 hereof, as follows:

(i) To use commercially reasonable efforts to effectuate the Rights Offering;

(ii) As soon as reasonably practicable after the Company is advised or obtains knowledge thereof, to advise the Standby Purchaser with a confirmation in writing, of (A) the time when the Prospectus or any amendment or supplement thereto has been filed, (B) the issuance by the Commission of any stop order, or of the initiation or threatening of any proceeding, suspending the effectiveness of the Registration Statement or any amendment thereto or any order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto, (C) the issuance by any state securities commission of any notice of any proceedings for the suspension of the qualification of the Common Stock for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for such purpose, (D) the receipt of any comments from the Commission directed toward the Registration Statement or any document incorporated therein by reference and (E) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. The Company will use its commercially reasonable efforts to prevent the issuance of any such order or the imposition of any such suspension and, if any such order is issued or suspension is imposed, to obtain the withdrawal thereof as promptly as possible;

(iii) To operate the Company’s business in the ordinary course of business consistent with past practice;

(iv) To notify the Standby Purchaser, on a daily basis or at such time as the Standby Purchaser may request, of the aggregate number of subscriptions received pursuant to the Basic Subscription Privilege and the Over-Subscription Privilege in the Rights Offering; and

(v) Not to issue any shares of capital stock of the Company, or options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, securities convertible into or exchangeable for capital stock of the Company, or other agreements or rights to purchase or otherwise acquire capital stock of the Company, except (i) for Common Stock issuable upon exercise of the Company’s presently outstanding stock options or other issued and outstanding convertible securities as of the date hereof, (ii) as inducement grants to new employees, consultants and directors pursuant to the Company’s 2015 Equity Incentive Plan and (iii) in the ordinary course of business in accordance with past practices.

(b) Certain Acquisitions. Between the date hereof and the Standby Offering Closing Date, the Standby Purchaser and its Affiliates shall not acquire any Common Stock or Rights unless authorized to do so by the Company other than in accordance with the Registration Statement and the terms and conditions hereof.

(c) Information. The Standby Purchaser agrees to furnish to the Company all information with respect to the Standby Purchaser that the Company may reasonably request and any such information furnished to the Company expressly for inclusion in the Prospectus by the Standby Purchaser is accurate and complete in all material respects as of the effective date of the Registration Statement and as of each Measurement Date.

(d) Public Statements. Except for the Registration Statement and any press releases related to the Rights Offering, neither the Company nor the Standby Purchaser shall issue any public announcement, statement or other disclosure with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other parties hereto, which consent shall not be unreasonably withheld or delayed, except (i) if such public announcement, statement or other disclosure is required by applicable law or applicable stock market regulations, in which case the disclosing party shall consult in advance with respect to such disclosure with the other parties to the extent reasonably practicable, or (ii) with respect to the filing by the Standby Purchaser of any Form 3, 4, or 5 pursuant to Section 16 of the Exchange Act or any Schedule 13D or Schedule 13G pursuant to Sections 13(d) or 13(g), respectively, of the Exchange Act, to which a copy of this Agreement may be attached as an exhibit thereto.

(e) Regulatory Filing. If the Company or the Standby Purchaser determines a filing is or may be required under applicable law in connection with the transactions contemplated hereunder, the Company and the Standby Purchaser shall use commercially reasonable efforts to promptly prepare and file all necessary documentation and to effect all applications that are necessary or advisable under applicable law with respect to the transactions contemplated hereunder so that any applicable waiting period shall have expired or been terminated as soon as practicable after the date hereof.

(f) Expenses. On the earlier of the Standby Offering Closing Date and the termination of this Agreement, other than a termination under circumstances that are directly and solely attributable to a material breach of this Agreement by the Standby Purchaser, the Company shall reimburse the Standby Purchaser for all out-of-pocket fees and expenses incurred in connection with the transactions contemplated hereby, including due diligence efforts, the negotiation and preparation of documents relating to the transaction, the preparation and filing of regulatory applications and notices, and the undertaking of the transactions contemplated hereby, including, but not limited to, the fees and expenses of the Standby Purchaser’s accounting, financial and investment banking advisors, legal counsel and credit review. Such reimbursement shall not exceed the sum of $50,000, which amount does not include the Backstop Fee.

(g) Nasdaq Listing Application. The Company will timely file a “New Listing Application” with respect to the Rights and an “Additional Listing Application” with respect to the Shares with the Nasdaq Global Market in connection with the Shares issued in the Rights Offering and the Standby Offering. The Company will use its best efforts to obtain, effect and maintain the listing of such securities on the Nasdaq Global Market and will file with the Nasdaq Global Market all documents and notices required by the Nasdaq Global Market of companies that have securities that are listed on the Nasdaq Global Market.

(h) Indemnification.

(i) Whether or not the transactions contemplated hereby are consummated, the Company agrees to indemnify and hold harmless the Standby Purchaser and each of its stockholders, members and general and limited partners and the respective officers, directors, employees, affiliates, advisors, agents, attorneys, accountants and consultants of each such entity and to hold the Standby Purchaser and such other persons and entities (each, an “Indemnified Person”) harmless from and against any and all losses, claims, damages, liabilities and expenses, joint or several, which any such person or entity may incur, have asserted against it or be involved in as a result of or arising out of or in any way related to this Agreement or the matters referred to herein, including the Rights Offering, the KH Basic Rights Purchase, the Standby Offering or the use of proceeds therefrom or any related transaction or any claim, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any of such Indemnified Persons is a party thereto, and to reimburse each such Indemnified Person within five (5) Business Days of demand for any legal or other expenses incurred in connection with any of the foregoing; provided, however, that the foregoing indemnity will not, as to any Indemnified Person, apply to losses, claims, damages, liabilities or related expenses to the extent they have resulted from the bad faith, willful misconduct or gross negligence of such Indemnified Person.

(ii) If the indemnification of an Indemnified Person provided for in Section 7(h)(i) is for any reason held unenforceable or is otherwise unavailable, the Company shall contribute to the losses, claims, damages, expenses and liabilities for which such indemnification is held unenforceable (1) in such proportion as is appropriate to reflect the relative benefits to the Company, on the one hand, and the Standby Purchaser, on the other hand, of any contemplated transaction (whether or not such transaction is consummated); or (2) if (but only if) the allocation provided for in clause (1) is for any reason held unenforceable, in such proportion is appropriate to reflect not only the relative benefits referred to in clause (1) but also the relative fault of the Company, on the one hand, and the Standby Purchaser, on the other hand, as well as any other relevant equitable considerations. For the purposes of this paragraph the relative benefits to the Company and the Standby Purchaser of any transaction expressly described in the Agreement (whether or not such transaction is consummated) shall be deemed to be in the same proportion that the total value paid to or received by, or contemplated to be paid to or received by, the Company in connection with transactions contemplated by this Agreement, bears to the total value received by the Standby Purchaser under the Agreement; and the relative fault of the Company and of the Standby Purchaser (i) in the case of an untrue or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact, shall be determined by reference to, among other things, whether such statement or omission relates to information supplied by the Company or by the Standby Purchaser and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission, and (ii) in the case of any other action or omission, shall be determined by reference to, among other things, whether such action or omission was taken or omitted to be taken by the Company or by the Standby Purchaser and the parties’ relative intent, knowledge, access to information, and opportunity to prevent such action or omission; provided, however, that, to the extent permitted by applicable law, in no event shall the Indemnified Persons be required to contribute an aggregate amount in excess of the Backstop Fee. Without limiting the generality of the foregoing, if the Standby Purchaser or any other Indemnified Person is requested or required to be deposed, appear as a witness or is otherwise involved in any action relating to this Agreement, the Rights Offering (including the KH Basic Rights Purchase) or the Standby Offering brought by or on behalf of or against the Company in which such party is not named as a defendant, the Company shall reimburse the Standby Purchaser or the Indemnified Person (as applicable) for all reasonable expenses incurred in connection with such action, including, without limitation, the reasonable fees and disbursements of its legal counsel in connection with appearing and preparing to appear as a deponent or witness.

(iii) The foregoing provisions are in addition to any rights that any Indemnified Person may have at common law or otherwise and shall be binding on and inure to the benefit of any successors, permitted assigns, and personal representatives of the Company and each Indemnified Person. The provisions of this Section 7(h) shall continue to apply and shall remain in full force and effect regardless of any modification or termination of this Agreement or the completion of the transactions contemplated hereunder.

(i) Use of Proceeds. The Company shall solely use the proceeds of the Rights Offering (including the KH Basic Rights Purchase) and the Standby Offering in accordance with the description set forth in the Registration Statement.

Section 8. Conditions to Closing.

(a) The obligations of the Standby Purchaser to consummate the transactions contemplated hereunder are subject to the fulfillment, prior to or on each Measurement Date, of the following conditions:

(i) The representations and warranties of the Company in Section 4 shall be true and correct as of the date hereof and at and as of each Measurement Date as if made on such date (except for representations and warranties made as of a specified date, which shall be true and correct as of such specified date) and the Company shall have performed all of its obligations hereunder;

(ii) Subsequent to the execution and delivery of this Agreement and prior to each Measurement Date, there shall not have been any Material Adverse Effect, nor shall there have occurred any breach of any covenant of the Company set forth in Section 7 hereof;

(iii) As of each Measurement Date, trading in the Common Stock shall not have been suspended by the Commission or Nasdaq Global Market or trading in securities generally on the Nasdaq Global Market shall not have been suspended or limited or minimum prices shall not have been established on the Nasdaq Global Market ; and

(iv) The Company and the Standby Purchaser shall have obtained any required federal, state and regulatory approvals for the Rights Offering (including the KH Basic Rights Purchase) and Standby Offering on conditions reasonably satisfactory to the Standby Purchaser.

(b) The obligations of the Company and the Standby Purchaser to consummate the transactions contemplated hereunder are subject to the fulfillment, prior to or on each Measurement Date, of the following conditions:

(i) No judgment, injunction, decree, regulatory proceeding or other legal restraint shall prohibit, or have the effect of rendering unachievable, the consummation of the Rights Offering (including the KH Basic Rights Purchase), the Standby Offering or the material transactions contemplated by this Agreement;

(ii) No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or otherwise shall have been complied with; and

(iii) The Shares issued in the Rights Offering (including the KH Basic Rights Purchase) and the Standby Offering shall have been authorized for listing on the Nasdaq Global Market prior to the issuance of such Shares.

Section 9. Termination.

(a) This Agreement may be terminated by the Standby Purchaser (i) at any time prior to each Measurement Date by written notice to the Company if any condition to the obligations of the Standby Purchaser set forth in Section 8 hereof is not satisfied, or because of any refusal, inability or failure of the parties hereto (other than the Standby Purchaser) to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Standby Purchaser, (ii) the Rights Offering shall have been cancelled, terminated or withdrawn on or prior to either Measurement Date or (iii) if the Rights Offering will not be consummated on or before February 22, 2016, unless the failure of such consummation to occur by such date shall be due to a default by the Standby Purchaser.

(b) This Agreement may be terminated by the Company on one hand or by the Standby Purchaser on the other hand, by written notice to the other party hereto:

(i) at any time prior to each Measurement Date, if there is a material breach of this Agreement by the other party that is not cured within fifteen (15) days after the non-breaching party has delivered written notice to the breaching party of such breach, except that, and without prejudice to the rights of the parties to terminate this Agreement pursuant to the foregoing portion of this Section 9(b)(i), if such breach occurs on or prior to the KH First Tranche Basic Rights Closing Date, the KH First Tranche Basic Rights Closing will not occur until such breach has been cured; and

(ii) consummation of the Standby Offering is prohibited by law, rule or regulation.

(c) This Agreement may be terminated by the Company in the event that the Company determines that it is not in the best interests of the Company and its shareholders to go forward with the Rights Offering.

(d) Subject to the limitations set forth in Section 7(f), the Company and the Standby Purchaser hereby agree that should the Agreement be terminated pursuant to this Section 9 prior to the KH First Tranche Basic Rights Closing Date, the Company will reimburse the Standby Purchaser on demand for all out-of pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by it in connection with this Agreement or the Standby Offer, but the Company shall then be under no further liability to the Standby Purchaser with respect to this Agreement except as provided in Section 7(h) hereof.

Section 10. Survival. The representations and warranties of the Company and the Standby Purchaser contained in this Agreement together with Sections 7(f),7(h) and 9(d) shall survive any failure of the Company to commence, or the withdrawal, termination or consummation of any of the Rights Offering, the KH Basic Rights Purchase or the Standby Offering and any termination of this Agreement.

Section 11. Notices. All notices, communications and deliveries required or permitted by this Agreement shall be made in writing signed by the party making the same, shall specify the Section of this Agreement pursuant to which it is given or being made and shall be deemed given or made (a) on the date delivered if delivered in person, (b) on the third (3rd) Business Day after it is mailed if mailed by registered or certified mail (return receipt requested) (with postage and other fees prepaid) or (c) on the day after it is delivered, prepaid, to an overnight express delivery service that confirms to the sender delivery on such day, as follows:

If to the Company:

Empire Resorts, Inc.

c/o Monticello Casino and Raceway

204 State Route 17B, P.O. Box 5013

Monticello, New York 12701

Attention: Joseph A. D’Amato, Chief Executive Officer

with a copy to:

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Floor

New York, New York 10105

Attention: Douglas S. Ellenoff

If to the Standby Purchaser:

Kien Huat Realty III Limited

c/o 21st Floor Wisma Genting

Jalan Sultan Ismail

Kuala Lumpur

Malaysia

Attention: Mr. Gerard Lim

with a copy to:

Cleary Gottlieb Steen & Hamilton LLP

One Liberty Plaza

New York, New York 10006

Attention: Steven L. Wilner

or to such other representative or at such other address of a party as such party hereto may furnish to the other parties in writing in accordance with this Section 11.

Section 12. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter of this Agreement.

Section 13. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. This Agreement shall be subject to the exclusive jurisdiction of the State and Federal courts sitting in New York County, New York.

Section 14. Severability. If any provision of this Agreement or the application thereof to any person or circumstances is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid, void or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to affect the original intent of the parties.

Section 15. Modification of the Rights Offering. The Company may (a) waive irregularities in the manner of exercise of the Rights, and (b) waive conditions relating to the manner (but not the timing) of the exercise of the Rights to the extent that such waiver does not materially adversely affect the interests of the Standby Purchaser.

Section 16. Miscellaneous.

(a) The Company shall not after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Standby Purchaser in this Agreement.

(b) Other than with respect to Indemnified Persons as set forth in Section 7(h) herein, no Person other than the Company and the Standby Purchaser shall be entitled to rely on and/or have the benefit of, as a third party beneficiary or under any other theory, any of the representations, warranties, agreements, covenants or other provisions of this Agreement.

(c) The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of this Agreement.

(d) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument.

[EXECUTION PAGE APPEARS NEXT]

[EXECUTION PAGE TO STANDBY PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

COMPANY

EMPIRE RESORTS, INC.

By:	/s/ Joseph A. D’Amato
Name: Joseph A. D’Amato
Title: Chief Executive Officer

STANDBY PURCHASER

KIEN HUAT REALTY III LTD.

By:	/s/ Gerard Lim Ewe Keng
Name: Gerard Lim Ewe Keng
Title: Authorized Signatory